Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 2/17/2004


Blended Coupon 5.1803%


Excess Protection Level
3 Month Average   5.58%
May, 1999   7.55%
April, 1999   3.61%
March, 1999  N/A


Cash Yield19.45%


Investor Charge Offs 4.88%


Base Rate 7.02%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$2,922,256,702.87